UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

RCM TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Copies to:

Justin W. Chairman, Esq. Morgan, Lewis & Bockius LLP 1701 Market Street Philadelphia, PA 19103-2921 (215) 963-5061	Keith E. Gottfried, Esq. Alston & Bird LLP 950 F. Street, N.W. Washington, DC 20004-1404 (202) 239-3679

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

RCM Technologies, Inc., a Nevada corporation (“RCM” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from its stockholders in connection with its 2013 Annual Meeting of Stockholders to be held on December 5, 2013 and at any and all adjournments or postponements thereof (the “2013 Annual Meeting”). In connection with its 2013 Annual Meeting, RCM has filed a definitive proxy statement and a WHITE proxy card with the SEC on October 30, 2013, and has commenced the mailing of a definitive proxy statement and WHITE proxy card to its stockholders.

Letter to Stockholders Dated November 25, 2013

Attached hereto is RCM’s letter to stockholders, dated November 25, 2013, comparing the qualifications of the nominee, Michael E.S. Frankel, recommended for election by the RCM Board of Directors (the “RCM Board”) with those of the nominee, Bradley S. Vizi, recommended by Legion Partners Asset Management, LLC and the other members of its dissident stockholder group (collectively, the “Legion Group”).

In its letter, RCM shows the stark comparison between the two decades of experience that Michael E.S. Frankel would bring to the RCM Board, including service as a public company board member, chairing a board’s nominating and governance committee, experience running an operating business with profit & loss responsibility, experience as an M&A advisor, experience serving as an executive for some of the country’s most prominent public and private companies and experience serving the best interests of public company stockholders, and Mr. Vizi’s lack of any similar experience in the seven years since he received his undergraduate degree, including never serving on a public company’s board of directors. Mr. Frankel’s impressive resume includes experience at some of the country’s most prestigious and well-known firms, including serving as an M&A attorney at Skadden, Arps, Slate, Meagher & Flom LLP, an M&A investment banker at Merrill, Lynch, Pierce, Fenner & Smith, Inc., a corporate development executive at G.E. Capital and the Senior Vice President for Business Development and M&A at Reed-Elsevier’s Lexis-Nexis Division.

As previously announced, the Legion Group is pursuing a proxy contest to elect its two hand-picked nominees, Mr. Vizi and Roger H. Ballou, to the RCM Board at the 2013 Annual Meeting. RCM has established October 18, 2013 as the record date for stockholders entitled to vote at the 2013 Annual Meeting. The RCM Board strongly urges stockholders to vote for its highly qualified and experienced nominees on the WHITE proxy card provided by RCM.

Additional Information and Where to Find It

RCM, its directors and certain of its executive officers and employees are deemed to be participants in the solicitation of proxies from RCM’s stockholders in connection with the 2013 Annual Meeting.  RCM filed a definitive proxy statement with the SEC on October 30, 2013 (the “RCM Proxy Statement”) in connection with the solicitation of proxies for the 2013 Annual Meeting.

STOCKHOLDERS ARE URGED TO READ THE RCM PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT RCM WILL FILE WITH THE SEC WHEN THEY

BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the RCM Proxy Statement filed with the SEC in connection with the 2013 Annual Meeting. To the extent holdings of RCM’s securities have changed since the amounts shown in the RCM Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Stockholders can obtain, free of charge, copies of the RCM Proxy Statement and any other documents filed by RCM with the SEC in connection with the 2013 Annual Meeting at the SEC’s website (www.sec.gov), at RCM’s website (www.rcmt.com) or by writing to Mr. Kevin Miller, Chief Financial Officer, RCM Technologies, Inc., 2500 McClellan Avenue, Suite 350, Pennsauken, NJ 08109. In addition, copies of the proxy materials may be requested from RCM’s proxy solicitor, MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016 or toll-free at (800) 322-2885.

November 25, 2013

PROTECT YOUR INVESTMENT IN RCM!

ELECT YOUR BOARD’S HIGHLY-QUALIFIED AND EXPERIENCED NOMINEES

VOTE THE WHITE PROXY CARD TODAY

Dear Fellow RCM Stockholder:

We have previously mailed you management’s proxy materials for the 2013 Annual Meeting of Stockholders of RCM Technologies, Inc. to be held on December 5, 2013. Since this is an important meeting, we encourage you to read these materials carefully.  As you are aware, a dissident stockholder group led by Legion Partners Asset Management, LLC is waging a proxy contest against RCM in an effort to have two of its handpicked nominees, Bradley S. Vizi and Roger H. Ballou, elected to your Board.  As you decide how to vote at the upcoming 2013 Annual Meeting, we ask you to consider the following question:

HOW DO THE QUALIFICATIONS OF RCM’S NOMINEE

MICHAEL E.S. FRANKEL COMPARE WITH THE

LEGION GROUP’S NOMINEE BRADLEY S. VIZI?

Late last week, ISS Proxy Advisory Services, a leading independent proxy advisory firm, issued a recommendation to its clients that stockholders withhold their votes for Mr. Vizi’s election to your Board at the 2013 Annual Meeting.  In its report, ISS indicated that, between Michael E.S. Frankel, one of the two highly-qualified nominees recommended by your Board, and the Legion Group’s Mr. Vizi, ISS believes that Mr. Frankel is the more “compelling” nominee for election to your Board.  ISS’ view on Mr. Frankel was also shared by the two other leading independent proxy advisory firms, Glass Lewis & Co. and Egan-Jones Proxy Services, who both recommended that stockholders reject the Legion Group’s nominee Mr. Vizi and vote the WHITE proxy card to elect Mr. Frankel to your Board.

When comparing the qualifications of Mr. Vizi and Mr. Frankel, all three leading independent proxy advisory firms have indicated that Mr. Frankel is the preferred candidate for election to your Board. In its report recommending that stockholders vote the WHITE proxy card in favor of the election of Mr. Frankel, Egan-Jones took note of “Mr. Vizi’s apparent lack of public company board or public company management experience.” Egan-Jones further indicated that it believes that “voting FOR the management ballot and the Company’s nominees is in the best interest of the Company and its stockholders” and that the election of the RCM Board’s nominees will “enable the Company to continue to build on its strong record of increasing stockholder value.”

While all three of the leading proxy advisory firms have compared the backgrounds, qualifications and experiences of Mr. Frankel with those of Mr. Vizi and have determined that Mr. Frankel is the nominee who should be elected to your Board, you can see for yourself how these two

PLEASE VOTE THE WHITE PROXY CARD TODAY

nominees compare. We believe the choice is obvious and that you should vote the WHITE proxy card to elect Michael E.S. Frankel to your Board.

	RCM’S BOARD NOMINEE	LEGION GROUP’S BOARD NOMINEE
	MICHAEL E.S.	BRADLEY S. VIZI
FRANKEL
NUMBER OF PROXY ADVISORY FIRMS THAT HAVE INDICATED THAT, BETWEEN MR. FRANKEL AND MR. VIZI, NOMINEE IS THE PREFERRED CANDIDATE	ALL THREE LEADING PROXY ADVISORY FIRMS HAVE INDICATED THAT MICHAEL FRANKEL IS THE PREFERRED CANDIDATE AND ISS CALLS HIM “COMPELLING”	ABSOLUTELY NONE!
AGE	45	29
EDUCATIONAL BACKGROUND	FOUR DEGREES, INCLUDING THREE ADVANCED DEGREES Masters of Business Administration; Juris Doctorate (Law Degree); Masters of Arts, International Relations; Bachelor of Arts, Political Science	ONE DEGREE Bachelor of Science, Economics
YEARS OF WORK EXPERIENCE	TWO DECADES SINCE COLLEGE GRADUATION IN 1990	SEVEN YEARS SINCE COLLEGE GRADUATION IN 2006
EXPERIENCE SERVING ON A PUBLIC COMPANY BOARD	☒ YES	ABSOLUTELY NONE!
EXPERIENCE LEADING A PUBLIC COMPANY BOARD’S GOVERNANCE AND NOMINATING COMMITTEE	☒ YES	ABSOLUTELY NONE!
EXPERIENCE SERVING ON A PUBLIC COMPANY BOARD’S COMPENSATION COMMITTEE	☒ YES	ABSOLUTELY NONE!
EXPERIENCE DIRECTLY DEVELOPING OR IMPLEMENTING STRATEGIES TO ENHANCE LONG-TERM STOCKHOLDER VALUE	☒ YES	ABSOLUTELY NONE!

PLEASE VOTE THE WHITE PROXY CARD TODAY

	RCM’S BOARD NOMINEE	LEGION GROUP’S BOARD NOMINEE
	MICHAEL E.S.	BRADLEY S. VIZI
FRANKEL
EXPERIENCE COMPLYING WITH FIDUCIARY DUTIES TO PUBLIC COMPANY STOCKHOLDERS	☒ YES	ABSOLUTELY NONE!
EXPERIENCE AS A PUBLIC COMPANY BOARD MEMBER EVALUATING POTENTIAL VALUE-MAXIMIZING OPTIONS	☒ YES	ABSOLUTELY NONE!
EXPERIENCE OVERSEEING THE MANAGEMENT OF A PUBLIC COMPANY AND HOLDING MANAGEMENT ACCOUNTABLE	☒ YES	ABSOLUTELY NONE!
POTENTIAL CONFLICTS IF ELECTED TO THE RCM BOARD	NO CONFLICTS WHATSOEVER	POTENTIALLY SIGNIFICANT CONFLICTS
AGENDA IN SEEEKING ELECTION TO THE RCM BOARD	NO SELF-INTERESTED, UNDISCLOSED AGENDA	??????
ABILITY TO INVEST IN RCM SHARES — “SKIN IN THE GAME” — IF ELECTED TO YOUR BOARD	☒ YES	ABSOLUTELY NONE!
PREVIOUS RELATIONSHIP TO THE BODY RECOMMENDING NOMINEE	NO PREVIOUS RELATIONSHIP TO ANY RCM BOARD OR MANAGEMENT MEMBER; INTRODUCED TO RCM BY RCM’S SPECIAL PROXY CONTEST COUNSEL WHO HAD NO RELATIONSHIP TO RCM BEFORE ACTIVIST SITUATION BEGAN	COMPENSATED EMPLOYEE OF LEGION PARTNERS ASSET MANAGEMENT, LLC
EXPERIENCE SERVING AS AN M&A LAWYER, INVESTMENT BANKER, CORPORATE / BUSINESS DEVELOPMENT EXECUTIVE AND CHIEF FINANCIAL OFFICER	☒ YES	ABSOLUTELY NONE!

PLEASE VOTE THE WHITE PROXY CARD TODAY

	RCM’S BOARD NOMINEE	LEGION GROUP’S BOARD NOMINEE
	MICHAEL E.S.	BRADLEY S. VIZI
FRANKEL

EXPERIENCE WORKING AT SKADDEN, ARPS, SLATE MEAGHER & FLOM LLP (LAW FIRM), MERRILL LYNCH (INVESTMENT BANKING DIVISION), G.E. CAPITAL, VERISIGN, REED ELSEVIER (LEXIS-NEXIS GROUP), AND CHICAGO MERCANTILE EXCHANGE

	☒ YES	ABSOLUTELY NONE!
EXPERIENCE RUNNING OPERATING BUSINESSES WITH P&L RESPONSIBILITY	☒ YES	ABSOLUTELY NONE!
NUMBER OF BOOKS WRITTEN AND PUBLISHED ON MERGERS AND ACQUISITIONS	TWO EXCELLENT BOOKS ON M&A — YOU CAN PREVIEW HIS BOOKS ON M&A AT AMAZON.COM!!	ABSOLUTELY NONE!

YOUR VOTE IS IMPORTANT!

SUPPORT A BOARD THAT HAS A DEMONSTRATED RECORD OF

CREATING AND RETURNING VALUE TO STOCKHOLDERS BY ELECTING

YOUR BOARD’S HIGHLY-QUALIFIED AND EXPERIENCED NOMINEES

This proxy contest ultimately comes down to a simple choice — electing either:

•                  RCM’s highly-qualified and very experienced Board nominees who will allow RCM to continue to build on its strong record of increasing stockholder value by approximately 587% over the past five years (not including the $1.00 per share special cash dividend that was distributed to RCM stockholders in December 2012) and, since 2010, returning close to $20 million in value to our stockholders without compromising our strong balance sheet, financial flexibility and strategic growth trajectory;

OR

•                  The handpicked, problematic nominees of a dissident stockholder group led by Legion Partners Asset Management LLC, an activist investor, which has no significant direct economic interest in RCM.

PROTECT THE VALUE OF YOUR INVESTMENT BY SIGNING, DATING

AND RETURNING THE WHITE PROXY CARD TODAY

To vote your shares, please vote TODAY by telephone, Internet or by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. You may also vote by phone or Internet by following the instructions on the enclosed proxy card. If you have any

PLEASE VOTE THE WHITE PROXY CARD TODAY

questions or need assistance in voting your WHITE proxy card, we encourage you to call our proxy solicitor, Mackenzie Partners, Inc., at (800) 322-2885 (Toll Free) or at (212) 929-5500.

Your Board strongly urges you NOT to sign or return any gold proxy card or voting instruction form that the Legion Group may send to you, even as a protest vote against the Legion Group or its nominees.  Even a “WITHHOLD” vote with respect to the Legion Group’s nominees on its gold proxy card will cancel any previously submitted WHITE proxy card. If you do sign a gold proxy card sent to you by the Legion Group, however, you have the right to change your vote by using the enclosed WHITE proxy card. Only the latest dated proxy card you vote will be counted.

We appreciate your continued support as we work to protect your investment and continue creating value for all RCM stockholders. We look forward to communicating further with you in the coming weeks.

Sincerely,

/S/ LEON KOPYT

Leon Kopyt
Chairman of the Board of Directors and
Chief Executive Officer

If you have questions about how to vote your shares, or need additional assistance, please contact:

105 Madison Avenue

New York, New York 10016

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

IMPORTANT!

WE URGE YOU NOT TO SIGN ANY GOLD PROXY CARD

SENT TO YOU BY THE LEGION GROUP

PLEASE VOTE THE WHITE PROXY CARD TODAY

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by us or on our behalf.  We may from time to time make written or oral statements in this letter, the proxy statements filed with the Securities and Exchange Commission (the “Commission”) communications to stockholders and press releases which constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements are based upon management’s current expectations, estimates, assumptions and beliefs concerning future events and conditions and may discuss, among other things, anticipated future performance, share repurchases, expected growth, future business plans and costs.  Any statement that is not historical in nature is a forward-looking statement and may be identified by the use of words and phrases such as “expects,” “anticipates,” “believes,” “will,” “will likely result,” “will continue,” “plans to” and similar expressions.

Readers are cautioned not to place undue reliance on forward-looking statements.  Forward-looking statements are necessarily subject to risks, uncertainties and other factors, many of which are outside the control of the company, which could cause actual results to differ materially from such statements and from the company’s historical results and experience.  These factors include, but are not limited to, the risks detailed in RCM’s filings with the Commission, including its Annual Report on Form 10-K for the fiscal year ended December 29, 2012.

Readers are cautioned that it is not possible to predict or identify all of the risks, uncertainties and other factors that may affect future results and that the risks described herein should not be considered to be a complete list. Any forward-looking statement speaks only as of the date on which such statement is made, and the company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Important Information And Where To Find It

In connection with its solicitation of proxies for the 2013 Annual Meeting of Stockholders, RCM Technologies, Inc. has filed with the SEC and mailed to stockholders a definitive proxy statement dated October 30, 2013, together with a WHITE proxy card. RCM, its directors, nominees for director and certain officers, employees and other persons are deemed to be participants in the solicitation of proxies from stockholders in connection with the 2013 Annual Meeting. Information regarding the interests of such participants is included in the definitive proxy statement and other relevant documents filed and to be filed by RCM with the SEC in connection with the proxy solicitation. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), WHITE PROXY CARD AND ANY OTHER RELEVANT DOCUMENTS THAT RCM WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain an additional copy of RCM’s definitive proxy statement and any other documents filed by RCM with the Commission for free at the Internet website maintained by the Commission at www.sec.gov or the Company’s website at www.rcmt.com.  If you have any questions or need any assistance voting your shares, please contact MacKenzie Partners, Inc., RCM’s proxy solicitor, toll-free at (800) 322-2885.

PLEASE VOTE THE WHITE PROXY CARD TODAY